                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, and accompanies the quarterly report on Form 10-Q for the quarter ended December 22, 2002 (the "Form 10-Q") of LDM Technologies, Inc. (the "Issuer").

         I, Alan C. Johnson, Chief Executive Officer of the Issuer, certify that:

         (i) The Form 10-Q fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

         (ii) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Dated:  February 4, 2003



                                     By:  /s/ A.C. Johnson
                                        ----------------------------------------
                                              Alan C. Johnson
                                              Chief Executive Officer
                                              LDM Technologies, Inc.